UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 24, 2022

COLUMBIA CARE INC.

(Exact Name of Registrant as specified in its charter)

British Columbia	000-56248	98-1488978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 Fifth Ave., 24th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(212) 634-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On March 24, 2022, Columbia Care Inc., a British Columbia corporation (“Columbia Care”), issued a press release announcing financial results for the quarter and year ended December 31, 2021 and provided an investor presentation to accompany the press release. Copies of the press release and investor presentation are being furnished as Exhibits 99.1 and 99.2, respectively, to this Form 8-K, which are incorporated into this item by reference.

The information furnished under this Item 2.02 and in the accompanying Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated March 24, 2022

99.2	Investor Presentation dated March 24, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA CARE INC.

By:	/s/ Nicholas Vita
Name:	Nicholas Vita
Title:	Chief Executive Officer

Date: March 24, 2022

Exhibit 99.1

Columbia Care Reports Record Fourth Quarter and Full Year 2021 Results; Issues 2022 Guidance Under U.S. GAAP

Company Now Reporting in U.S. GAAP; Also Presenting Results This Quarter with Reference to 2021 IFRS Guidance

Full Year 2021 U.S. GAAP Results Include Record Revenue of $460 Million and Record Adjusted EBITDA of $58 Million (Non-GAAP Measure)

Record Quarterly Revenue of $139 Million, an Increase of 70% YoY, 5% Sequentially

Full Year 2021 Combined Revenue of $474 Million and Combined Adjusted EBITDA of $85 Million; Both Company Records and In-Line with Previously Communicated IFRS Guidance

Company Issues 2022 Guidance of $625M—$675M Revenue, $120M—$135M Adjusted EBITDA, in U.S. GAAP

NEW YORK, N.Y., March 24, 2022 – Columbia Care Inc. (NEO: CCHW) (CSE: CCHW) (OTCQX: CCHWF) (FSE: 3LP) (“Columbia Care” or the “Company”) today reported financial and operating results for the fourth quarter ended December 31, 2021. All financial information presented in this release is in U.S. GAAP and in thousands of U.S. dollars, unless otherwise noted, and comparisons to prior quarter and prior year are made on an as-converted basis under U.S. GAAP, unless otherwise noted.

“We are pleased to report record results for the full year and fourth quarter of 2021, in what was a truly transformational year for Columbia Care,” said Nicholas Vita, CEO of Columbia Care. “In 2021, organic growth across our diversified portfolio and the integration of several major acquisitions drove full year revenue increase of 156% over the prior year. As we build scale and operationalize new markets, Adjusted EBITDA (non-GAAP measure) has improved 220% over fourth quarter 2020. We have also evolved as a company through our launch of the Cannabist retail experience and our own suite of product brands. Innovative technologies like Forage allow us to engage with and understand our patients and consumers better than ever before.”

Vita continued, “As we look ahead to the remainder of 2022, there are remarkable catalysts on the horizon, including adult use sales in New Jersey and growth in the medical programs in New York and Virginia. We will continue to roll out our award-winning Cannabist retail experience as we open new locations and will bring our house of brands to our strategic national footprint throughout 2022, providing consistent quality that patients and consumers demand. We’ve made tremendous operational improvements that are driving efficiencies in new and maturing markets. I am confident that our team will continue to demonstrate our successful strategies as we execute in 2022 and beyond.”

Management Commentary on Transaction with Cresco Labs

“Since our founding, Columbia Care’s mission has been to provide quality, expertise and trust in cannabis and to deliver the best outcome for our stakeholders,” said CEO Nicholas Vita. “In an evolving industry, the opportunities to better achieve our mission through consolidation led us to this historic moment. With Columbia Care’s strategic national footprint in the most attractive markets and Cresco’s success in execution and incredibly popular brands, we will together create the most important and investable company in cannabis. There is no better team in the industry to maximize the potential of this market defining combination.”

Full Year 2021 U.S. GAAP Financial Highlights (in $ thousands, excl. margin items):

	Year Ended December 31,
	2021	2020	YoY Change
Revenue	$460,080	$179,503	156%

Gross Profit	$194,015	$62,143	212%

Net Loss	$(146,853)	$(119,649)	$(27,204)

EBITDA (Non-GAAP)	$(63,698)	$(109,859)	$46,161

Adjusted EBITDA (Non-GAAP)	$57,852	$(19,800)	$77,652

Fourth Quarter 2021 U.S. GAAP Financial Highlights (in $ thousands, excl. margin items):

	Q4 2021 (2)	Q3 2021 (2)	Q4 2020 (3)	% QoQ	% YoY
Revenue	$139,276	$132,322	$81,799	5%	70%
Adj. Gross Profit[1]	$61,995	$62,796	$32,713	-1%	90%
Adj. Gross Margin[1]	45%	47%	40%	-294 bps	452 bps
Adj. EBITDA (Non-GAAP)	$20,592	$24,771	$4,497	-17%	358%

[1]	Excludes $4.7 million in Q4 2021, $1.4 million in Q3 2021 and $1.3 million in Q4 2020 related to the mark-up of inventory acquired in acquisitions.
[2]	Represents Reported Results
[3]	Represents Combined Results, which include dispensary operations in Ohio.

Full Year 2021 IFRS Guidance and Results (unaudited)

The following table provides the Company’s results for the year ended December 31, 2021 based on IFRS compared to the Company’s most recent 2021 guidance as issued on November 12, 2021:

Metric	IFRS Guidance		IFRS Results
Combined Revenue	$470M - $485M		$473M
Combined Adjusted Gross Margin (Non-IFRS)(1)	46	%+	45%
Combined Adjusted EBITDA (Non-IFRS)	$85M - $95M		$85M

[1]	Excludes changes in fair value of biological assets and inventory sold for all periods presented, as well as $7.7 million in 2021 related to the mark-up of inventory acquired in acquisitions.

With respect to the table above, Combined Revenue, Combined Adjusted Gross Margin and Combined Adjusted EBITDA include results from the CannAscend transaction prior to its close on July 1, 2021.

See “Non-GAAP & Non-IFRS Financial Measures” at the end of this press release for more information regarding the Company’s use of non-GAAP and non-IFRS financial measures.

Top 5 Markets by Revenue in Q4[4]: California, Colorado, Massachusetts, Ohio, Pennsylvania

Top 5 Markets by Adjusted EBITDA in Q4[4]: Colorado, Maryland, Massachusetts, Pennsylvania, Virginia

[4]	Markets are listed alphabetically

Operational Highlights for Fourth Quarter 2021

Sustained momentum on branding initiatives at retail and product levels:

•	Transformed entire Florida footprint of 14 stores to Cannabist retail experience on December 8

•	Launched Classix brand in five new markets on October 13 in the industry’s widest multi-state flower brand launch in a single day

•	Announced partnership with Mike Tyson’s Tyson 2.0 cannabis line, as exclusive cultivation, manufacturing and distribution partner within Columbia Care markets

Building scale with continued retail expansion:

•	Entered the Missouri medical market in October

•	Closed acquisition of Medicine Man in Colorado in November, strengthening leadership position in the world’s second largest cannabis market

•	Opened new dispensary in a Richmond, Virginia suburb in November, the third location in the state

Proven cultivation expertise and execution:

•	First to offer whole flower for sale in New York medical market in October

•	Achieved first harvest out of Riverhead, Long Island greenhouse in December, with high quality testing / flower for the New York medical program

•	Continued to drive operational improvements and adherence to national cultivation SOPs, leading to increases in potency and yield throughout the cultivation portfolio

•	Wholesale revenue represented 19% of total revenue in Q4

Operational Highlights for Full Year 2021

Sustained momentum on branding initiatives at retail and product levels:

•

Unveiled Cannabist retail experience, transforming the storefront and shopping experience for patients and consumers; to date, there are 26 Cannabists across the U.S., representing nearly one-third of the 83 active retail locations

•

Launched Columbia Care house of brands across national footprint, including Seed & Strain, Triple Seven, Amber, Press and edibles. In-house and owned brands now account for 67% of all flower sold at Columbia Care owned dispensaries

•	Wholesale revenue increased from 13% in Q1 to 19% in Q4, due to additional cultivation capacity and ongoing brand rollout

Building scale across strategic national portfolio:

•	Added 12 retail locations in 2021 and opened in new markets of Missouri, Utah and West Virginia

•

Closed acquisitions throughout the year: 34-acre cultivation and manufacturing site in Long Island, NY in Q2; multi-state operator Green Leaf Medical in Q2; CannAscend transaction for Ohio assets in Q3; vertically-integrated Colorado operator Medicine Man in Q4

•	Added more than 1 million square feet of cultivation and production capacity to our footprint

Capital Markets Highlights

•	CCHW included in MSCI Canada Small Cap Index, as of market close on November 30

•	In December 2021, the Company secured a mortgage on the Riverhead, Long Island property for $20M at an annual interest rate equal to the Wall Street prime rate (“Index”) plus 2.25%

•	Subsequent to quarter close, on February 3, 2022, Company completed a private placement of US$185 million aggregate principal amount of 9.50% senior-secured first-lien notes due 2026

2022 Outlook

Metric	U.S. GAAP Guidance
Revenue	$625M to $675M
Adjusted EBITDA (Non-GAAP)	$120M to $135M

Columbia Care’s 2022 outlook assumes adult use sales begin in New Jersey in Q2 2022, but does not include any contribution from future acquisitions, nor does it assume any changes in the regulatory environment in markets where Columbia Care currently operates. This also excludes markets where a conversion from medical only to adult use is under consideration by the Governor and/or legislature. See “Caution Concerning Forward-Looking Statements” below for further discussion.

Conference Call and Webcast Details

The Company will host a conference call on Thursday, March 24, 2022 at 8:00 a.m. EST to discuss financial and operating results for the fourth quarter and full year of 2021.

To access the live conference call via telephone, please dial 1-877-407-8914 (US Callers) or 1-201-493-6795 (international callers). A live audio webcast of the call will also be available in the Investor Relations section of the Company’s website at https://ir.col-care.com/ or at https://themediaframe.com/mediaframe/webcast.html?webcastid=nUKUeVI9.

A replay of the audio webcast will be available in the Investor Relations section of the Company’s website approximately 2 hours after completion of the call and will be archived for 30 days.

U.S. GAAP Financial Reporting

Beginning with the quarter ended December 31, 2021, the Company has prepared its financial statements, including all comparative figures, in compliance with U.S. GAAP instead of IFRS. Changes to comparative figures for prior periods reflect their presentation in accordance with U.S. GAAP and is not a change in the Company’s underlying performance as previously reported under IFRS.

A reconciliation of non-GAAP financial measures to their nearest comparable GAAP measure is included in this press release and a further discussion of these items will be contained in our annual report on Form 10-K.

Non-GAAP, Non-IFRS and IFRS Financial Measures

In this press release, Columbia Care refers to certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA and Adjusted Gross Margin and to certain non-IFRS financial measures (which are also non-GAAP financial measures), including Combined Adjusted EBITDA and Combined Adjusted Gross Margin and certain IFRS measures (that are also non-GAAP financial measures) including Revenue, Adjusted Gross Profit and Adjusted Gross Margin. These measures do not have any standardized meaning in accordance with U.S. GAAP or IFRS and may not be comparable to similar measures presented by other companies. Columbia Care considers certain non-GAAP and non-IFRS measures to be meaningful indicators of the performance of its business. These measures are not recognized measures under GAAP and IFRS, do not have a standardized meaning prescribed by GAAP and IFRS and may not be comparable to (and may be calculated differently by) other companies that present similar measures. Accordingly, these measures should not be considered in isolation from nor as a substitute for our financial information reported under GAAP. These non-GAAP, non-IFRS and IFRS measures are used to provide investors with supplemental measures of our operating performance and thus highlight trends in our business that may not otherwise be apparent when relying solely on GAAP measures. These supplemental non-GAAP, non-IFRS and IFRS financial measures should not be considered superior to, as a substitute for, or as an alternative to, and should be considered in conjunction with, the GAAP financial measures presented. We also recognize that securities analysts, investors and other interested parties frequently use non-GAAP, non-IFRS and IFRS measures in the evaluation of companies within our industry.

With respect to non-GAAP financial measures, the Company defines EBITDA as net income (loss) before (i) depreciation and amortization; (ii) income taxes; and (iii) interest expense and debt amortization. Adjusted EBITDA is defined as EBITDA before (i) share-based compensation expense; (ii) goodwill impairment; (iii) fair value mark-up for acquired inventory (iv) acquisition and other non-core costs associated with our recent acquisitions, litigation expenses and COVID-19 expenses (v) fair value changes on derivative liabilities; (vi) impairment on disposal group; (vii) loss on conversion of convertible debt; (viii) earnout liability accrual; (ix) indemnification costs and (x) expenses relating to acquisition and settlement of pre-existing relationships. Adjusted Gross Margin is defined as gross margin before the fair mark-up for acquired inventory. With respect to non-IFRS financial measures, the Company defines Combined Adjusted Gross Margin and Combined Adjusted EBITDA as Adjusted Gross Margin and Adjusted EBITDA, respectively, before (i) net impact, fair value of biological assets and inventory sold; and (ii) impact of conversion for lease accounting from IFRS to U.S. GAAP.

The Company views these non-GAAP, non-IFRS and IFRS financial measures as a means to facilitate management’s financial and operational decision-making, including evaluation of the Company’s historical operating results and comparison to competitors’ operating results. These non-GAAP, non-IFRS and IFRS financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to the corresponding GAAP and IFRS financial measure may provide a more complete understanding of factors and trends affecting the Company’s business. The determination of the amounts that are excluded from these non-GAAP, non-IFRS and IFRS financial measures are a matter of management judgment and depend upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP and non-IFRS financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety.

Reconciliations of non-GAAP financial measures to their nearest comparable GAAP measures, non-IFRS financial measures to their nearest comparable non-IFRS measures and GAAP and non-GAAP financial measures to IFRS and non-IFRS financial measures are included in this press release and a further discussion of some of these items will be contained in our annual report on Form 10-K.

About Columbia Care

Columbia Care is one of the largest and most experienced cultivators, manufacturers and providers of cannabis products and related services, with licenses in 18 U.S. jurisdictions and the EU. Columbia Care operates 131 facilities including 99 dispensaries and 32 cultivation and manufacturing facilities, including those under development. Columbia Care is one of the original multi-state providers of medical cannabis in the U.S. and now delivers industry-leading products and services to both the medical and adult-use markets. In 2021, the company launched Cannabist, its new retail brand, creating a national dispensary network that leverages proprietary technology platforms. The company offers products spanning flower, edibles, oils and tablets, and manufactures popular brands including Seed & Strain, Triple Seven, gLeaf, Classix, Press, Amber and Platinum Label CBD. For more information on Columbia Care, please visit www.col-care.com.

Caution Concerning Forward-Looking Statements

This press release contains certain statements that constitute forward-looking information or forward looking statements within the meaning of applicable securities laws and reflect the Company’s current expectations regarding future events. Statements concerning Columbia Care’s objectives, goals, strategies, priorities, intentions, plans, beliefs, expectations and estimates, and the business, operations, financial performance and condition of Columbia Care are forward-looking statements. The words “believe”, “expect”, “anticipate”, “estimate”, “intend”, “may”, “will”, “would”, “could”, “should”, “continue”, “plan”, “goal”, “objective”, and similar expressions and the negative of such expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

The Company has made assumptions with regard to its ability to execute on initiatives, which although considered reasonable by the Company, may prove to be incorrect and are subject to known and unknown risks and uncertainties that may cause actual results, performance or achievements of the Company to be materially different from those expressed or implied by any forward-looking information. Forward-looking information involves numerous assumptions, including assumptions on revenue and expected gross margins, capital allocation, EBITDA break even targets and other financial results; growth of its operations via expansion, for the effects of any transactions; expectations for the potential benefits of any transactions including the acquisition of Green Leaf Medical and Medicine Man; expectations as to organizational impact of executing the Cresco transaction prior to close; statements relating to the business and future activities of, and developments related to, the Company after the date of this press release, including such things as future business strategy, competitive strengths, goals, expansion and growth of the Company’s business, operations and plans; expectations that planned transactions (including the Cresco transaction) will be completed as previously announced; expectations regarding cultivation and manufacturing capacity; expectations regarding receipt of regulatory approvals; expectations that licenses applied for will be obtained; potential future legalization of adult-use and/or medical cannabis under U.S. federal law; expectations of market size and growth in the U.S. and the states in which the Company operates; expectations for other economic, business, regulatory and/or competitive factors related to the Company or the cannabis industry generally; and other events or conditions that may occur in the future. Forward-looking statements may relate to future financial conditions, results of operations, plans, objectives, performance or business developments. These statements speak only as at the date they are made and are based on information currently available and on the then current expectations. Holders of securities of the Company are cautioned that forward-looking statements are not based on historical facts but instead are based on reasonable assumptions and estimates of management of the Company at the time they were provided or made and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company, as applicable, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, including, but not limited to, risks and uncertainties related to: the available funds of the Company and the anticipated use of such funds; the availability of financing opportunities; legal and regulatory risks inherent in the cannabis industry; risks associated with economic conditions, dependence on management and currency risk; risks relating to U.S. regulatory landscape and enforcement related to cannabis, including political risks; risks relating to anti-money laundering laws and regulation; other governmental and environmental regulation; public opinion and perception of the cannabis industry; risks related to contracts with third-party service providers; risks related to the enforceability of contracts; reliance on the expertise and judgment of senior management of the Company, and ability to retain such senior management; risks related to proprietary intellectual property and potential infringement by third parties; risks relating to the management of growth; increasing competition in the industry; risks inherent in an agricultural business; risks relating to energy costs; risks associated to cannabis products manufactured for human consumption including potential product recalls; reliance on key inputs, suppliers and skilled labor; cybersecurity risks; ability and constraints on marketing products; fraudulent activity by employees, contractors and consultants; tax and insurance related risks; risks related to the economy generally; risk of litigation; conflicts of interest; risks relating to certain remedies being limited and the difficulty of enforcement of judgments and effect service outside of Canada; risks related to future acquisitions or dispositions; sales by existing shareholders; as well as limited research and data relating to cannabis. Securityholders should review the risk factors discussed under “Risk Factors” in Columbia Care’s Form 10 dated February 15, 2022, filed with the applicable securities regulatory authorities and described from time to time in documents filed by the Company with Canadian and U.S. securities regulatory authorities.

The purpose of forward-looking statements is to provide the reader with a description of management’s expectations, and such forward-looking statements may not be appropriate for any other purpose. In particular, but without limiting the foregoing, disclosure in this press release as well as statements regarding the Company’s objectives, plans and goals, including future operating results and economic performance may make reference to or involve forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. A number of factors could cause actual events, performance or results to differ materially from what is projected in the forward-looking statements. No undue reliance should be placed on forward-looking statements contained in this press release. Such forward-looking statements are made as of the date of this press release. Columbia Care undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. The Company’s forward-looking statements are expressly qualified in their entirety by this cautionary statement.

Investor Contact

Lee Ann Evans

Investor Relations

ir@col-care.com

Media Contact

Lindsay Wilson

Communications

+1.978.662.2038

media@col-care.com

TABLE 1 - REPORTED AND COMBINED REVENUE

(in US $ thousands, except share and per share figures, unaudited)

	Year Ended December 31,
	2021	2020
Revenue, as reported	$460,080	$179,503
CannAscend revenues	14,118	18,715
Eliminations	(364)	(309)

Combined revenue (Non-GAAP)	$473,834	$197,909

TABLE 2 - RECONCILIATION OF US GAAP TO NON-GAAP MEASURES

(in US $ thousands, unaudited)

	Year Ended December 31,
	2021	2020
Gross profit, as reported	$194,015	$62,143
CannAscend gross profit	5,747	7,411
Eliminations	(174)	(185)

Combined gross profit (Non-GAAP)	$199,588	$69,369
Fair value mark-up for acquired inventory	7,663	3,111

Combined Adjusted gross profit (Non-GAAP)	$207,251	$72,480
Impact on conversion of lease accounting from IFRS to US GAAP	6,311	3,629

Combined Adjusted gross profit (Non-IFRS)	$213,562	$76,109
Combined Adjusted gross margin (Non-IFRS)	45.1%	38.5%
Net loss	$(146,853)	$(119,649)
Income tax expense	139	(16,197)
Depreciation and amortization	53,002	19,651
Net interest and debt amortization	30,014	6,336

EBITDA (Non-GAAP)	$(63,698)	$(109,859)
Share-based compensation	25,018	29,805
Goodwill impairment	72,328	—
Fair value mark-up for acquired inventory	7,663	3,111
Adjustments for acquisition and other non-core costs*	9,954	7,477
Fair value changes on derivative liabilities	(13,286)	11,745
Impairment on disposal group	2,000	1,969
Loss on conversion of convertible debt	1,580	—
Earnout liability accrual	(59,362)	21,757
Indemnification costs	—	14,195
Acquisition and settlement of pre-existing relationships	75,655	—

Adjusted EBITDA (Non-GAAP)	$57,852	$(19,800)
Impact on conversion of lease accounting from IFRS to US GAAP	24,248	15,662

Adjusted EBITDA (Non-IFRS)	$82,100	$(4,138)
CannAscend Adjusted EBITDA (Non-GAAP) (Non-IFRS)	3,156	3,357
Eliminations	(190)	(124)

Combined Adjusted EBITDA (Non-GAAP) (Non-IFRS)	$85,066	$(905)

*	Acquisition and other non-core costs include costs associated with our recent acquisitions, settlement of pre-existing relationships, litigation expenses and COVID-19.

TABLE 3- CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in US $ thousands, except share and per share figures, unaudited)

	Three Months Ended		Year Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Revenue	$139,276	$76,064	$460,080	$179,503
Cost of sales	(82,023)	(46,959)	(266,065)	(117,360)

Gross profit	57,253	29,105	194,015	62,143
Goodwill impairment charges	(72,328)	—	(72,328)	—
Selling, general and administrative expenses	(69,770)	(45,836)	(232,052)	(142,355)

Loss from operations	(84,845)	(16,731)	(110,365)	(80,212)
Other income (expense), net	30,952	(48,822)	(36,349)	(55,634)
Income tax benefit (expense)	(770)	4,354	(139)	16,197

Net loss	(54,663)	(61,199)	(146,853)	(119,649)
Net loss attributable to non-controlling interests	(1,388)	(17,887)	(3,756)	(23,862)

Net loss attributable to Columbia Care shareholders	(53,275)	(43,312)	(143,097)	(95,787)
Weighted average common shares outstanding - basic and diluted	370,251,917	264,966,556	338,754,694	232,576,117
Earnings per common share attributable to Columbia Care shareholders - basic and diluted	$(0.14)	$(0.16)	$(0.42)	$(0.41)

TABLE 4 - RECONCILIATION OF US GAAP TO NON-GAAP MEASURES

(in US $ thousands, unaudited)

	Three Months Ended		Year Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Net loss	$(54,663)	$(61,199)	$(146,853)	$(119,649)
Income tax expense	770	(4,354)	139	(16,197)
Depreciation and amortization	19,201	7,457	53,002	19,651
Net interest and debt amortization	11,328	4,576	30,014	6,336

EBITDA (Non-GAAP)	$(23,364)	$(53,520)	$(63,698)	$(109,859)
Share-based compensation	$6,994	$6,721	$25,018	$29,805
Goodwill impairment	72,328	—	72,328	—
Fair value mark-up for acquired inventory	4,741	1,346	7,663	3,111
Adjustments for acquisition and other non-core costs	1,852	3,644	9,954	7,477
Fair value changes on derivative liabilities	(6,526)	9,189	(13,286)	11,745
Impairment on disposal group	—	—	2,000	1,969
Loss on conversion of convertible debt	—	—	1,580	—
Remeasurement of contingent consideration	(35,780)	21,757	(59,362)	21,757
Acquisition and settlement of pre-existing relationships	347	14,195	75,655	14,195

Adjusted EBITDA (Non-GAAP)	$20,592	$3,332	$57,852	$(19,800)

TABLE 5 - CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

(in US $ thousands, unaudited)

	Three Months Ended		Year Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Net cash provided by (used in) operating activities	$2,445	$(9,168)	$(522)	$(49,650)
Net cash used in investment activities	(55,439)	(2,780)	(191,352)	(27,322)
Net cash provided by financing activities	18,260	30,291	202,437	89,994

TABLE 6 - CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION (SELECT ITEMS)

(in US $ thousands, unaudited)

	December 31, 2021	December 31, 2020
Cash	$82,198	$61,111
Total current assets	226,439	138,243
Property and equipment, net	339,692	114,400
Right of use assets	245,541	193,155
Total assets	1,376,511	727,527
Total current liabilities	243,997	148,881
Total liabilities	825,688	440,578
Total equity	550,823	286,949

TABLE 7 - UNAUDITED STATEMENTS OF OPERATIONS

For the Three Months Ended December 31, 2021, September 30, 2021, June 30, 2021, and March 31, 2021

	Three Months Ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Revenue	$139,276	$132,322	$102,387	$86,095
Cost of sales	(82,023)	(70,956)	(60,639)	(52,447)

Gross profit	57,253	61,366	41,748	33,648
Goodwill impairment charges	(72,328)	—	—	—
Selling, general and administrative expenses	(69,770)	(61,743)	(52,461)	(48,078)

Loss from operations	(84,845)	(377)	(10,713)	(14,430)
Other income (expense), net	30,952	(56,991)	(5,036)	(5,274)
Income tax (expense) benefit	(770)	(9,518)	(2,850)	12,999

Net loss	(54,663)	(66,886)	(18,599)	(6,705)
Income tax expense	770	9,518	2,850	(12,999)
Depreciation and amortization	19,201	16,076	9,202	8,523
Net interest and debt amortization	11,328	8,057	5,622	5,007

EBITDA (Non-GAAP)	$(23,364)	$(33,235)	$(925)	$(6,174)
Share-based compensation	6,994	4,688	5,547	7,789
Goodwill impairment	72,328	—	—	—
Fair value mark-up for acquired inventory	4,741	1,430	1,352	140
Adjustments for acquisition and other non-core costs	1,852	3,009	3,324	1,769
Fair value changes on derivative liabilities	(6,526)	(4,847)	(2,092)	179
Impairment on disposal group	—	2,000	—	—
Loss on conversion of convertible debt	—	—	1,580	—
Remeasurement of contingent consideration	(35,780)	(23,582)	—	—
Acquisition and settlement of pre-existing relationships	347	75,308	—	—

Adjusted EBITDA (Non-GAAP)	$20,592	$24,771	$8,786	$3,703

Exhibit 99.2

Q4 & FULL YEAR 2021 INVESTOR PRESENTATION NEO:CCHW | CSE:CCHW | OTCQX:CCHWF | FSE:3LP March 2022

DISCLAIMER AND FORWARD-LOOKING STATEMENTS Disclaimer Columbia Care Inc. (the “Company” or “Columbia Care”) derives a substantial portion of its revenues from the cannabis industry in certain U.S. states, which industry is illegal under U.S. Federal Law. Columbia Care is directly involved in both the adult-use and medical cannabis industry in the states of Arizona, California, Colorado, Illinois and Massachusetts, and in the medical cannabis industry in the states of Delaware, Florida, Maryland, Missouri, New Jersey, New York, Ohio, Pennsylvania, the District of Columbia, Utah, Virginia, and West Virginia, which states have regulated such industries. The cultivation, processing, sale and use of cannabis are illegal under federal law pursuant to the U.S. Controlled Substance Act of 1970 (the “CSA”). Under the CSA, the policies and regulations of the United States Federal Government and its agencies are that cannabis has no medical benefit and a range of activities, including cultivation and the personal use of cannabis, are prohibited. The Supremacy Clause of the United States Constitution establishes that the United States Constitution and federal laws made pursuant to it are paramount and in case of conflict between federal and state law, the federal law shall apply. Until 2018, the federal government provided guidance to federal law enforcement agencies and banking institutions through a series of United States Department of Justice (“DOJ”) memoranda. The most recent such memorandum was drafted by former Deputy Attorney General James Cole in 2013 (the “Cole Memo”). On January 4, 2018, former U.S. Attorney General Jeff Sessions issued a memorandum to U.S. district attorneys that rescinded previous guidance from the U.S. Department of Justice specific to cannabis enforcement in the United States, including the Cole Memo (as defined herein). The former Attorneys General who succeeded former Attorney General Sessions following his resignation did not provide a clear policy directive for the United States as it pertains to state-legal marijuana-related activities. President Joseph R. Biden was sworn in as the 46th United States President on January 20, 2021. President Biden nominated Merrick Garland to serve as Attorney General in his administration, and he was confirmed on March 10, 2021. It is not yet known whether the Department of Justice under President Biden and Attorney General Garland will re-adopt the Cole Memorandum or announce a substantive marijuana enforcement policy. Attorney General Garland stated at a confirmation hearing before the United States Senate that “It does not seem to me a useful use of limited resources that we have, to be pursuing prosecutions in states that have legalized and that are regulating the use of marijuana, either medically or otherwise. I don’t think that’s a useful use.” Nonetheless, there is no guarantee that state laws legalizing and regulating the sale and use of marijuana will not be repealed or overturned, or that local governmental authorities will not limit the applicability of state laws within their respective jurisdictions. Unless and until the United States Congress amends the CSA with respect to marijuana (and as to the timing or scope of any such potential amendments there can be no assurance), there is a risk that federal authorities may enforce current U.S. federal law. Currently, in the absence of uniform federal guidance, as had been established by the Cole memorandum, enforcement priorities are determined by respective United States Attorneys. Columbia Care makes no medical or treatment claims about our products, implied or otherwise, and each patient should consult their treating physician, explore all options, and discuss their personal health to determine whether he or she may be a potential candidate for medical marijuana or other cannabis-derived products. Our products have not been evaluated by the Food and Drug Administration (“FDA”). In addition, our products have not been approved by the FDA to diagnose, treat, cure, or prevent any disease. In addition, we have not conducted clinical trials for the use of our products. Any references to quality, consistency, efficacy and safety of our products are not intended to imply that such claims have been verified in clinical trials. Non-GAAP & Non-IFRS Financial Measures In this presentation, Columbia Care refers to certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA and Adjusted Gross Margin and to certain non-IFRS financial measures, including Combined Revenue, Combined Adjusted EBITDA, gross profit excluding changes in fair value of biological assets and inventory sold and Combined Gross Profit excluding changes in fair value of biological assets and inventory sold. These measures do not have any standardized meaning in accordance with U.S. GAAP or IFRS and may not be comparable to similar measures presented by other companies. Columbia Care considers certain non-GAAP and non-IFRS measures to be meaningful indicators of the performance of its business. A reconciliation of such non-IFRS financial measures to their nearest comparable IFRS measure is included in this presentation and a further discussion of some of these items is contained in the Company’s Management’s Discussion and Analysis for the three months ended September 30, 2021. Reconciliations of non-GAAP financial measures to their nearest comparable GAAP measures, non-IFRS financial measures to their nearest comparable non-IFRS measures and GAAP and non-GAAP financial measures to IFRS and non-IFRS financial measures are included in this presentation and a further discussion of some of these items will be contained in our annual report on Form 10-K. Cautionary Note Regarding United States Securities Laws This presentation does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities of Columbia Care, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities of Columbia Care have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any state securities laws and may not be offered or sold within the United States or to, or for the account or benefit of, “U.S. persons,” as such term is defined in Regulation S under the U.S. Securities Act absent registration or an exemption therefrom. Risk Factors For a detailed description of risk factors associated with Columbia Care, refer to the “Risk Factors” section in Columbia Care’s Form 10 dated February 15, 2022, which is available on EDGAR at www.sec.gov and SEDAR at www.sedar.com.

DISCLAIMER AND FORWARD-LOOKING STATEMENTS Caution Concerning Forward-Looking Statements This presentation contains certain statements that constitute forward-looking information within the meaning of applicable securities laws (“forward-looking statements”). Statements concerning Columbia Care’s objectives, goals, strategies, priorities, intentions, plans, beliefs, expectations and estimates, and the business, operations, financial performance and condition of Columbia Care are forward-looking statements. The words “believe”, “expect”, “anticipate”, “estimate”, “intend”, “may”, “will”, “would”, “could”, “should”, “continue”, “plan”, “goal”, “objective”, and similar expressions and the negative of such expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Certain material factors and assumptions were applied in providing these forward-looking statements. Forward-looking information involves numerous assumptions, including assumptions on revenue and expected gross margins, capital allocation, EBITDA break even targets and other financial results; growth of its operations via expansion, for the effects of any transactions; expectations for the potential benefits of any transactions including the acquisition of Green Leaf Medical and Medicine Man, expectations as to organizational impact of executing the Cresco transaction prior to close; statements relating to the business and future activities of, and developments related to, the Company after the date of this presentation, including such things as future business strategy, competitive strengths, goals, expansion and growth of the Company’s business, operations and plans; expectations that planned acquisitions will be completed as previously announced; expectations regarding cultivation and manufacturing capacity; expectations regarding receipt of regulatory approvals; expectations that licenses applied for will be obtained; potential future legalization of adult-use and/or medical cannabis under U.S. federal law; expectations of market size and growth in the U.S. and the states in which the Company operates; expectations for other economic, business, regulatory and/or competitive factors related to the Company or the cannabis industry generally; and other events or conditions that may occur in the future. Forward-looking statements may relate to future financial conditions, results of operations, plans, objectives, performance or business developments. These statements speak only as at the date they are made and are based on information currently available and on the then current expectations. Holders of securities of the Company are cautioned that forward-looking statements are not based on historical facts but instead are based on reasonable assumptions and estimates of management of the Company at the time they were provided or made and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company, as applicable, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, including, but not limited to, risks and uncertainties related to: the available funds of the Company and the anticipated use of such funds; the availability of financing opportunities; legal and regulatory risks inherent in the cannabis industry; risks associated with economic conditions, dependence on management and currency risk; risks relating to U.S. regulatory landscape and enforcement related to cannabis, including political risks; risks relating to anti-money laundering laws and regulation; other governmental and environmental regulation; public opinion and perception of the cannabis industry; risks related to contracts with third-party service providers; risks related to the enforceability of contracts; reliance on the expertise and judgment of senior management of the Company, and ability to retain such senior management; risks related to proprietary intellectual property and potential infringement by third parties; risks relating to the management of growth; increasing competition in the industry; risks inherent in an agricultural business; risks relating to energy costs; risks associated to cannabis products manufactured for human consumption including potential product recalls; reliance on key inputs, suppliers and skilled labor; cybersecurity risks; ability and constraints on marketing products; fraudulent activity by employees, contractors and consultants; tax and insurance related risks; risks related to the economy generally; risk of litigation; conflicts of interest; risks relating to certain remedies being limited and the difficulty of enforcement of judgments and effect service outside of Canada; risks related to future acquisitions or dispositions; sales by existing shareholders; limited research and data relating to cannabis; as well as those risk factors discussed under “Risk Factors” in Columbia Care’s Form 10 dated February 15, 2022, filed with the applicable securities regulatory authorities and described from time to time in documents filed by the Company with Canadian and U.S. securities regulatory authorities. The purpose of forward-looking statements is to provide the reader with a description of management’s expectations, and such forward-looking statements may not be appropriate for any other purpose. In particular, but without limiting the foregoing, disclosure in this presentation as well as statements regarding the Company’s objectives, plans and goals, including future operating results and economic performance may make reference to or involve forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. A number of factors could cause actual events, performance or results to differ materially from what is projected in the forward-looking statements. No undue reliance should be placed on forward-looking statements contained in this presentation. Such forward-looking statements are made as of the date of this presentation. Columbia Care undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. The Company’s forward-looking statements are expressly qualified in their entirety by this cautionary statement. This presentation contains future-oriented financial information and financial outlook information (collectively, “FOFI”) about Columbia Care’s revenue, gross margins and adjusted EBITDA, all of which are subject to the same assumptions, risk factors, limitations, and qualifications as set forth in the above paragraph. FOFI contained in this document was approved by management as of the date of this document and was provided for the purpose of providing further information about Columbia Care’s future business operations. Columbia Care disclaims any intention or obligation to update or revise any FOFI contained in this document, whether because of new information, future events or otherwise, unless required pursuant to applicable law. Readers are cautioned that the FOFI contained in this document should not be used for purposes other than for which it is disclosed herein.

COMPANY OVERVIEW Building Scale, Improving Efficiency and Growing Profitability 99 32 18 $36B+ US Retail Locations(1) US Cultivation & Jurisdictions in 2026 TAM in Licensed Manufacturing Facilities(1) US & Europe US States(2) 139% $473M +2M 150+ YoY Topline Combined FY 2021 Combined Sqft Cultivation & Acres Outdoor Revenue Growth(3)(4) Revenue(4) Production Capacity(5) Cultivation Capacity(4) 1) Pro forma facilities either open or under development; includes facilities where Columbia Care provides consultative services pursuant to the terms of a management services arrangement 2) Estimated Sales figures from BDSA Market Forecast as of March 2022, broker research, company estimates 3) Year-over-year growth from FY 2020 to FY 2021, as of March 24, 2022 4) Combined metrics include Ohio dispensary operations prior to close of the CannAscend transaction, IFRS unaudited 5) Total capacity under existing licenses—additional development may be required to achieve

VERTICAL INTEGRATION ON NATIONAL SCALE PENNSYLVANIA NEW YORK MASSACHUSETTS 1 3 2 8 1 3 Vertically Integrated UTAH COLORADO OHIO from Coast to Coast 1 1 5 26 1 5 NEW JERSEY 2 3 Wholesale Distribution DELAWARE in 14 Markets* 1 3 MARYLAND 32 Cultivation and MISSOURI ILLINOIS WEST VIRGINIA 1 4 Manufacturing 1 1 1 2 1 5 Facilities* WASHINGTON DC CALIFORNIA ARIZONA FLORIDA 2 1 2 6 2 2 4 14 99 Retail Locations* VIRGINIA (83 Active / 16 In Development) 2 12 Locations in development in 2022: VA—8, WV—2, NY—4, NJ—1, MD—1 Operational In Development Wholesale Cultivation and Manufacturing Retail Locations * Open or under development; includes facilities where Columbia Care provides consultative services pursuant to the terms of a management services arrangement; as of March 24, 2022

ONE OF THE NATION’S LARGEST & MOST EXPERIENCED MSOs Addressable market is >53% of the U.S. population(1) with significant upside potential Columbia Care U.S. Footprint Columbia Care Addressable Market(2) Pursuit Activity Adult Use Anticipated Medical Only State Population (M) Est 2022 Sales (US$M) Est 2026 Sales (US$M) Status Licenses Adult Use & Medical Pursuit Activity California 39.6 $ 4,188.2 $ 6,547.5 Both Unlimited Florida 21.3 $ 2,318.8 $ 3,356.9 Medical Limited Colorado 5.7 $ 2,124.6 $ 2,395.0 Both Unlimited Illinois 12.7 $ 2,048.4 $ 2,545.2 Both Limited Massachusetts 6.9 $ 1,845.3 $ 2,343.8 Both Limited $36B+ Pennsylvania 12.8 $ 1,607.7 $ 2,197.8 Medical Limited Arizona 7.2 $ 1,485.9 $ 1,838.6 Both Limited Projected 2026 TAM in Licensed US New Jersey 8.9 $ 792.2 $ 3,000.0 (2) Both* Limited States(2) Maryland 6 $ 609.6 $ 1,275.1 Medical Limited Ohio 11.7 $ 507.5 $ 1,374.8 Medical Limited Missouri(3) 6.1 $ 361.4 $ 934.9 Medical Limited New York 19.5 $ 189.2 $ 5,000.0 (2) Both* Limited Conversion to Medical and Adult-Use Offers Significant Upside Utah 3.2 Medical Limited $ 132.3 $ 311.7 â–ª Columbia Care has experienced 3x-4x top-line revenue growth in states that (2) Virginia 8.5 $ 78.5 $ 3,000.0 Both* Limited have already converted from medical-only to medical and adult-use (3) â–ª Adult-use sales are expected in New Jersey in 2022, New York in 2023, and Washington DC 0.7 $ 64.2 $ 237.0 Medical Limited Virginia in 2024 Delaware 1 $ 42.3 $ 132.9 Medical Limited West Virginia 1.8 $ 18.1 $ 51.8 Medical Limited â–ª Columbia Care’s expansive footprint is well positioned for the anticipated conversion of additional markets TOTAL 173.6 $18,414.2 $36,543.0 *Adult-use sales pending 1) US Census Bureau, Company estimates, Gallup poll, as of Nov 2020 2) Estimated Sales figures from BDSA Market Forecast as of March 2022, broker research, company estimates 3) Consultative services provided pursuant to terms of a management services arrangement

2021 BUSINESS HIGHLIGHTS Integrated acquisitions and reinvested in our portfolio to position ourselves for better 15 markets generated positive adjusted EBITDA 1 and 12 markets generated positive cash flow from operations, out of 17 active markets Combined Revenue grew 139% year-over-year 2 driven by additional retail locations; Wholesale sales grew 428% year-over-year Performance Highlights Launched Cannabist rebrand and opened 22 Cannabist-branded retail locations, including the 3 simultaneous rebrand of all medical retail locations in Florida Generated record Combined Revenue of $473.5 million and Added over 1 million square feet of cultivation to our Combined Adjusted EBITDA of footprint through organic and inorganic 4 opportunities; experienced record cultivation yields $85.1 million, in-line with IFRS throughout our cultivation facilities guidance Established and launched house brands nationally in 14 markets, launched popular brand partnerships 5 with Mike Tyson, Professional Fighters League and UFC Champion Julianna Peña Note: Combined metrics include Ohio dispensary operations prior to close of the CannAscend transaction, IFRS unaudited

RECORD REVENUE IN Q4 2021 From Q4 2019 to Q4 2021, Columbia Care has averaged ~25% sequential growth $160.0 +5% $140.0 +21% +19% $120.0 +13% $100.0 Q4 2021 Adj. +51% EBITDA $80.0 of $27.1M +64% $132.3 $139.3 $60.0 Q4 2021 Adj. +14% $109.7 +18% EBITDA Margin $92.5 $40.0 $81.7 of 20% $54.0 $20.0 $33.0 $28.9 $24.5 $0.0 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Note: For the first six months of 2021, revenue includes Ohio dispensary operations prior to close of the CannAscend transaction; Adjusted EBITDA and Adjusted EBITDA margin are non-IFRS figures

FOURTH QUARTER 2021 FINANCIAL HIGHLIGHTS Robust growth on both a sequential and year-over-year basis Revenue Adj. Gross Profit of Adj. EBITDA Adj. Gross Margin of $139.3M $62.0M of $20.6M 45.0% 70%YoY 90% YoY +$16M YoY 452bps YoY growth growth increase increase Introducing 2022 FY Guidance 2022 Guidance(1) Annual Revenue Growth Gross Margin 130% 45% Revenue: CAGR $625M—$675M 2018-2021 Adj. EBITDA: $625-675M $120M—$135M 38% 2022 outlook assumes that adult use sales $474M begin in New Jersey in Q2 2022, but does not include any contribution from future 42% 27% acquisitions, nor does it assume any changes $197.9 in the regulatory environment in markets where Columbia Care currently operates. This also $77.5 excludes markets where a conversion from $39.3 medical only to adult use is under consideration by the Governor and/or 2018A 2019A 2020A 2021A 2022E legislature. 1) As of March 24, 2022. See the “2022 Outlook” section in the Company’s Earnings Release dated March 24, 2022 for further details as well as “Financial Highlights” and “Caution Concerning Forward-Looking Statements” provided elsewhere in this presentation

PROFITABILITY TRENDS BY MARKET Profitability metrics improving throughout national portfolio Top 5 Markets by Revenue Top 5 Markets by Adj. Gross Margin Top 5 Markets by Adj. EBITDA Top 5 Markets by Adj. EBITDA Margin Q4 2021 Q4 2021 Q4 2021 Q4 2021 California 58% Delaware 59% Colorado 66% Delaware 43% Colorado Florida Maryland Illinois Of Total Revenue for Maryland Average Q4 2021 Adj. Massachusetts Of Total Adj. EBITDA Maryland Average Q4 2021 Adj. Massachusetts Q4 2021 Gross Margin for Q4 2021 EBITDA Margin Ohio New York Pennsylvania Pennsylvania Pennsylvania Virginia Virginia Virginia Note: Markets listed alphabetically Average Adj. Gross Margin by Length of Market Operations Margin Improvement Highlights 68% Utah, Missouri, Virginia – newest markets open <15 Months are ramping, led by 51% Virginia 49% 48% 43% 42% 45% 43%45% 45% New Jersey – 1 retail location and 1 additional cultivation site under development 41% 41% 37% Florida – continued scale and yield improvements and discounting discipline 31% California – Cultivation upgrades to increase yield, efficiency, and quality of production in light of wholesale market softness and pricing pressure are nearly 16% complete Colorado – implementing cultivation improvements to increase yields, quality and utilization of manufacturing capacity Overall 24+ Months 15-24 Months <15 Months Pennsylvania – additional cultivation capacity and bringing our brands into market to improve margin and generate additional wholesale opportunities; normalization of wholesale pricing -15% Q1 2021 Q2 2021 Q3 2021 Q4 2021 * Excludes changes in fair value of biological assets and inventory sold for all periods presented, as well as $1.4 million in Q3 2021and Q2 2021 and $0.1 million in Q1 2021 related to the mark-up of inventory acquired in acquisitions

GROWTH TRAJECTORY & 2021 CATALYSTS 90,000 60 77,445 49% 80,000 50 43% 45% 70,000 41% 38% 60,000 27% 40 50,000 42,885 45,183 Accelerated CAPEX in Q4 2021 for 40,062 30 40,000 developing markets, such as NJ, NY, 30,000 25,029 20 VA, WV and ongoing cultivation expansion and upgrades. CAPEX 20,000 10 7,232 spend continues to generate returns as 10,000 infrastructure comes online in 0 0 operational markets, driving increasing FY 2019 FY 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 gross margin* $Th % CAPEX Adj. Gross Margin* % *Excludes changes in fair value of biological assets and inventory sold for all periods presented, as well as $1.4 million in Q3 2021 and Q2 2021 and $0.1 million in Q1 2021 related to the mark-up of inventory acquired in acquisitions Multiple Catalysts Propelling Growth in 2022 Expanded product Accelerating canopy & 1 Ramping cultivation & 8 additional retail offerings, new branding retail location to open in production capacity in locations to open in & operational New Jersey in line with ~1M sqft greenhouse in growing Virginia improvements drive adult use in 2022 New York medical program growth in Florida Continued rollout of 3 retail locations open Increased product Cannabist retail Ramping in newly and 2 additional in offerings and additional experience; expanding opened markets of development in West cultivation online in branded product Utah & Missouri Virginia Ohio & Pennsylvania distribution

PRIORITY GROWTH MARKETS ON THE HORIZON ey Columbia Care in Virginia $5B+ $3B+ $3B+ Projected TAM(1) Projected TAM(1) Projected TAM(1) 8 Retail Locations (4 Active, 4 In development) 3 Retail Locations (2 Active, 1 In Development) 12 Retail Locations (4 Active, 8 In Development) ~90k sqft Existing Cultivation & Production in Rochester ~50k sqft Existing Cultivation & Production Capacity in ~147,765k sqft Existing Cultivation & Production and Phase 1 of Long Island greenhouse Vineland, NJ Capacity ~910k sqft Additional Cultivation & Production Capacity ~270k sqft Additional Cultivation & Production Capacity in Riverhead, NY; First Harvest Completed in Dec 2021 in development in Vineland, NJ ~30k sqft Additional Cultivation & Production Capacity MARKET UPDATES MARKET UPDATES MARKET UPDATES • On March 31, 2021 Legislation (S.854-A/A.1248-A) was signed, • Columbia Care is among the existing medical operators that will be • Medical operators are included in VA adult use, with guardrails; legalizing adult-use cannabis and expanding the medical marijuana able to operate up to 3 co-located retail locations, 2 cultivation vertically integrated operators pay a $1 million fee to opt-in to adult-and cannabinoid hemp programs facilities providing up to 150k sqft of cultivation canopy use • The list of qualifying conditions for the medical cannabis program is • Medical market continues to grow; pending legislation for • Adult-use sales are currently slated to begin on January 1, 2024. expanded; whole cannabis flower to entered market in October 2021 subsidization of medical cannabis through Medicaid shows Legalizing possession and personal cultivation without providing for • Columbia Care is among existing Registered Organizations that will permeance of medical track in Garden State legal commerce is increasing pressure on lawmakers to have early adult-use sales be able to operate up to 8 retail locations (5 medical + 3 co-located • Columbia Care will open 1 additional retail location in 2022 medical/adult-use) and remain vertically integrated • Flower introduced to the medical market in September 2021 1) Estimated Sales figures from BDSA Market Forecast as of March 2022, broker research, Company estimates

EXPANDING RETAIL OPERATIONS Active Retail Locations by Quarter(1) 90 83 80 79 69 73 70 67 60 59 50 40 35 34 30 25 16 18 20 13 10 0 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Columbia Care TGS Project Cannabis THCSD gLeaf Medicine Man Retail Highlights • Opened first retail location in Hermann, Missouri • In December, rebranded all 14 Florida retail locations to Cannabist, bringing the total of • In November, completed acquisition of Medicine Cannabist locations opened in 2021 to 22 Man, adding 4 retail locations to our Colorado footprint • 16 additional retail locations in development in 2022—VA: 8, WV: 2, NY: 4, NJ: 1 and MD: 1 • Opened additional retail location in the suburb of Richmond, Virginia 1) Active implies first sale made Note: Acquisition of Medicine Man closed November 1, 2021; Dispensary count as of March 24, 2022

CULTIVATION HIGHLIGHTS 35K 884K+ 65 grams Incremental Sqft Total Planned Sqft Average Yield per Sqft Added in Q4 2021 Incremental Capacity (DWE per harvest) Key Cultivation Upgrades & Expansions Market Status Notes AZ Ongoing Continuing to upgrade current infrastructure to improve efficiency LED installation to increase yield and efficiency 100% complete, awaiting approval for additional CA Ongoing cultivation capacity Completed all planned CAPEX spend/capital improvements in indoor Steele, CO facility. CO Complete Improvements to outdoor grow materializing with harvest that began in late Q3 MA Ongoing Upgrades to manufacturing and processing equipment, evaluating options for additional canopy NY Ongoing Cultivation operations for Phase I complete, subsequent phases to begin in 2022 NJ Ongoing Second cultivation facility in Vineland II is under construction to complete Phase I in 1H 2022 Phase I of incremental canopy construction to complete Q1 2022. Phase II expected to be completed OH Ongoing in 1H 2022 PA Ongoing Expansion of gLeaf cultivation facilities delayed, but underway for 2022 phased approach VA Ongoing Construction of cultivation expansion to complete 1H 2022 WV Complete Cultivation operations began in July 2021

LOW-COST CULTIVATION, EFFICIENT & SCALABLE PRODUCTION 32 facilities with +2 million sq. ft of cultivation and manufacturing capacity Jurisdiction Facility Count Total Size (sqft) Status Arizona 2 34,800 Operational California 2 81,600 Operational Colorado 6 185,253 Operational Delaware 1 20,000 Operational Florida 4 105,373 Operational Illinois 1 32,802 Operational Maryland 1 42,000 Operational Massachusetts 1 38,890 Operational Missouri(1) 1 12,630 Operational 50,724 Operational New Jersey 2 270,000 Under development 88,346 Operational New York 2 710,000(2) Under development Ohio 2 117,722 Operational 100,000 Operational Pennsylvania 1 174,000 Under development Utah 1 11,371 Under development Virginia 2 147,765 Operational Washington DC(1) 2 16,591 Operational West Virginia 1 39,293 Operational Total 32 2,278,710 1) 2) Phase One of Riverhead, NY greenhouse facility is operational; first harvest was completed in December 2021

ACQUISITIONS – INDUSTRY CONSOLIDATOR Strategic, Accretive, Transformational Acquisitions Provide Depth in Operational Markets Date Closed Sept. 2020 Dec. 2020 Jan. 2021 June 2021 Nov. 2021 Dec. 2021 Upfront $140.0M $69.0M $15.0M $240.0M $42.0M $42.5M Consideration 1.2x 2021 Revenue Acquisition Multiple < ~2.0x LTM Revenue < ~2.0x LTM Revenue 4.8x 2021 Adj. EBITDA 4.5x 2021 Adj. EBITDA 1.5x 2021 Adj. EBITDA 4.7x 2021 Adj. EBITDA State Operations CO CA CA MD, VA, PA, OH CO NY Retail Locations 23 4 1 10 4—Cultivation & 6 Facilities 1 Facility 3 Facilities 1 Facility 1 Facility -Manufacturing 184,000sqft 36,000sqft 400,000sqft(1) ~35,000sqft 940,000sqft(1) 1) Includes in-development expansion projects

FINANCIAL HIGHLIGHTS (in US$ thousands) FY 2021A Q1 2021A Q2 2021A Q3 2021A Q4 2021A 2022 Guidance P&L / Cash Flow Revenue 473,834 92,492 109,744 132,322 139,276 $625M—$675M Adj. EBITDA 60,818 5,035 10,420 24,771 20,592 $120M—$135M Interest Expense 30,000 5,007 5,622 8,057 11,314 Capital Expenditure 117,506 7,232 25,029 40,062 45,183 Balance Sheet Cash 82,198 176,498 148,750 116,931 82,198 PP&E 355,976 119,971 213,138 258,885 355,976 Total Assets 1,417,021 867,485 1,365,395 1,372,490 1,417,021 Total Liabilities 783,565 462,980 763,486 810,784 783,565 Shareholder’s Equity 633,456 404,505 601,909 561,706 633,456 Note: Results are reported in US GAAP; Q1 2021 & Q2 2021 Revenue and Adjusted EBITDA (Non-GAAP) are presented as Combined metrics, including the Ohio assets prior to close of the CannAscend transaction on July 1, 2021

FOURTH QUARTER STATE HIGHLIGHTS Top 5 Markets by Combined Revenue: California, Colorado, Massachusetts, Ohio, Pennsylvania Top 5 Markets by Adjusted EBITDA: Colorado, Maryland, Massachusetts, Pennsylvania, Virginia Market Commentary • Sequential improvement in EBITDA margin of 6% • Manufacturing focus on AMBER Live Resin, Triple Seven and Seed & Strain vapes California • Wholesale margin improvement • DTLA upgrades complete to increase yield and efficiency • Beginning pricing adjustment to be more competitive and maintain market share • Outdoor harvest yield favorable; completed significant wholesale volume to move excess biomass Colorado • Reduction of SKUs in effort to focus product on high demand/margin products and increase throughput • Record indoor harvest in Q4 2021 • Successfully completed the simultaneous Cannabist rebranding at 14 dispensaries • Retail sales steadily increasing and more product varieties available Florida • EBITDA Margin improvement in Q4 2021 • Genetics and flower quality has improved; focus on expanding CO2 product lines, increasing edibles and other manufactured products • Production efficiencies resulting in >30% THC products and strong terpene profiles Illinois • Focus on automation in manufacturing facilities • Introduction of flavored vapes has increased revenue and throughput • Benefitted from sales of downtown Boston Cannabist dispensary, revenue increased 20% sequentially • Record wholesale and improved margins in Q4 2021 Massachusetts • Improved garden and focus on SOPs resulting in cultivation improvements • Streamlining kitchen products to supply adult-use and medical menus and wholesale

FOURTH QUARTER STATE HIGHLIGHTS Top 5 Markets by Combined Revenue: California, Colorado, Massachusetts, Ohio, Pennsylvania Top 5 Markets by Adjusted EBITDA: Colorado, Maryland, Massachusetts, Pennsylvania, Virginia Market Commentary • Record revenue weeks in Q4; sequential growth in gross margin and EBITDA • Record wholesale revenue in Q4 2021 New Jersey • Establishing wholesale partnerships to ensure products are available for patients • Received manufacturing approval, allowing more products to reach the market • Adult-use expected to begin in 2022 • Sequential growth in revenue, gross margin and EBITDA; improved revenue per square foot • Whole flower sales began in 2H 2021 New York • Continued focus on wholesale opportunities and new product launches • Ramp up of cultivation at Riverhead cultivation facility, first harvest completed in December 2021 • Canopy expansion underway at Mt. Orab Ohio • Strong wholesale relationships; Columbia Care flower in almost all dispensaries in the state • Improved margins in Q4 2021 • Overall market softness and reduced wholesale opportunities in Q4 2021 led to decline in revenue, Gross Margin and EBITDA Pennsylvania • Continuing operational improvements to increase efficiencies • Additional 174K sqft of cultivation capacity under development • Cultivation expansion underway to meet demand; whole flower sales allowed Virginia • Opened Short Pump dispensary in Q4 2021; 8 additional retail locations in pursuit for a total of 12 retail locations • Working with all licensed operators in the state to continue to build wholesale opportunities

BRANDS

CANNABIST EXPANSION Columbia Care’s new retail storefront experience is centered on making shopping simple and approachable for the vast range of experience levels as cannabis use is normalized and legalized across the U.S., with knowledgeable staff and technology-enhanced interaction. 26 Cannabist Locations Open to Date • Tempe, AZ • Hermann, MO • San Diego, CA • All 14 FL locations • Villa Park, IL • Virginia Beach, VA • Lowell, MA • Williamstown, WV • Springville, UT • Beckley, WV • Boston, MA • Brooklyn, NY • Deptford, NJ • St. Albans, WV Near-term Pipeline 2 WV locations; Portsmouth, VA; Chicago, IL; Prescott, AZ Early Insights—Cannabist Rebrand Impact Villa Park, IL Case Study(1) • +15% increase in revenue • +19% increase in number of transactions • Top 3 all-time highest weekly sales occurred since rebrand 1) Comparison of first 7 full weeks of operation as Cannabist to prior 7 weeks of operation prior to rebrand

A RETAIL PLATFORM BUILT FOR CONTINUOUS INNOVATION How do you want to feel today? Technology and efficiency innovation will continue to heighten the in-store and at-home shopping experience at Cannabist and create an all-encompassing ecosystem from home to dispensary and online. Forage is our online cannabis discovery tool that matches strain and product recommendations to how you want to feel. We are the first cannabis company to bring a technology solution like this to the market and offers a truly unique consumer experience. Since the launch of Forage in June, we have seen increased adoption on mobile and the way the product is being leveraged in stores. We are continuing to invest in more opportunities around branded advertising and engaging content.

BUILDING NATIONAL BRAND AND PRODUCT PORTFOLIO Growing our proprietary brand footprint through expanded market penetration and wholesale reach In-house brands accounted for 67% of all flower sold at Columbia Care owned dispensaries Wholesale distribution expanded to 14 markets in 2021, expected to be 15 by Q3 2022 Columbia Care house brands are currently available in 14 markets, expected to reach all operational markets by Q3 2022 Columbia Care currently has 49 different product categories across its house brands

ROOTED IN LAND & HARVESTED BY HAND We believe in the naturally restorative properties of cannabis and we proudly propagate that belief by sharing our bounty of flower with you Upscale yet accessible, Seed & Strain is the most widely distributed brand across the entire portfolio and can be found in 85% of retail locations in Illinois. Seed & Strain accounts for 12% of all flower brands sold at Columbia Care affiliated retail locations. We increased our wholesale footprint and distribution in several key markets and launched 43 new SKUs in 2021

THE PERFECT BALANCE OF ART AND SCIENCE. Our Cannabis is at the uppermost end of the quality spectrum, and our strains are unwavering in consistency. We’ve gone above and beyond the highest industry standards to cultivate the best strains that deliver every time Our ultra-premium brand has national penetration and is now available in 6 markets. Triple Seven flower and pre-rolls are also distributed in 80% of retail locations in Illinois In Q4, Triple Seven won multiple awards in the Illinois High Times Cannabis Cup, including 1st Place Hybrid Flower and 3rd Place Sativa Flower

Classix is our every day, timeless lifestyle brand that celebrates incredible cannabis moments shared with friends Classix successfully launched in 5 markets (AZ, MA, IL, DE, & NJ), and represented the single largest launch week for a brand in Columbia Care history totaling 12% of all sales on day 1, and 14% of all sales after the first week*. The launch of Classix also marked industry’s widest multi-state flower brand launch in a single day. Classix is now available in DC, MD and CA Classix will officially be released in 7 additional states in 2022 *Note: For markets in which the product is available

TYSON IS BACK. Tyson 2.0 is an extraordinary balance of premium and affordable, full-spectrum cannabis flower, concentrates, and consumables available at retailers nationwide. Tyson 2.0 launched with Columbia Care as its exclusive national cultivation and manufacturing partner Tyson 2.0 currently offers 3.5g flower, a 0.5g pre-roll and 28g flower and is sold through both our wholesale and retail channels Tyson 2.0 launched in December 2021, and is currently available in MA, IL and CO. We expect the Tyson 2.0 products to be available in FL, DE, MD, VA, PA, DC, OH and AZ in 2022

Formulations crafted by connoisseurs Vibes crafted by you AMBER is now offered across Delaware, Massachusetts, and California in whole shatter, shatter vapes, and live resin vapes California launched AMBER Diamonds and Live Sauce, two elevated concentrates that will situate AMBER as a sophisticated concentrates brand Ohio will also launch AMBER wax, crumble, and shatter

BRAND PARTNERSHIPS Launching new product lines and strategic partnerships • Committed to partnering with brands that have built engaged communities and loyal customer bases, we launched new product lines and strategic partnerships with Pitbull and Mike Tyson, as well as partnerships with the Professional Fighters League and UFC Champion Julianna Peña • Mike Tyson launched Tyson 2.0 and announced Columbia Care as its exclusive national cultivation and manufacturing partner. Tyson 2.0 products will be available through our dispensary network and wholesale to other retailers

AWARD-WINNING PRODUCTS & SERVICES High Times Cannabis Cup Illinois 2021 • Hybrid Flower 1st Place: Triple 7, Rainbow Runtz • Indica Flower 2nd Place: Seed & Strain, Velvet Glove • Pre-Roll 2nd Place: Seed & Strain, Cherry Chem • Sativa Flower 3rd Place: Triple 7, Tropical Runtz Clio Cannabis Awards 2021 • Clio Cannabis Bronze Award: Forage, Digital/Mobile E-Commerce Category WEEDCon 2021 Harvest Cup • Best Flower—Hybrid: Triple 7, Peanut Butter Breath MarCom 2021 Gold Award: Forage, Mobile Buying Experience Category Platinum Award: Cannabist, Branding Refresh Category

Columbia Care